Supplement dated March 6, 2009
to the
Fusion Global Long/Short Fund (the “Fund”)
Prospectus dated December 29, 2008

Effective March 6, 2009, the Board of Trustees (the “Board”) of Trust for Professional Managers (the “Trust”) has terminated the Fund’s Investment Advisory Agreement with Fusion Asset Management, LLC.  Also effective March 6, 2009, the Trust has entered into on behalf of the Fund, an Interim Investment Advisory Agreement (“Interim Agreement”) with American Independence Financial Services, LLC (“American Independence”), under which American Independence will serve as the investment adviser to the Fund.  Pursuant to Rule 15a-4 under the Investment Company Act of 1940, as amended, the Interim Agreement’s term will extend only for so long as necessary to obtain the requisite vote of the shareholders of the Fund, as required by law and the Trust’s Declaration of Trust and By-laws, to approve a new investment advisory agreement, or a period of 150 days after March 6, 2009, whichever occurs first.

Effective immediately, all current references to Fusion Asset Management, LLC should be deleted and all references to the “Adviser” in the Prospectus shall mean American Independence Financial Services, LLC.  The following replaces the paragraph immediately below the Table of Contents in the Prospectus:

American Independence Financial Services, LLC (the “Adviser”) is the investment adviser for the Fusion Global Long/Short Fund (the “Fund”) and is located at 335 Madison Avenue, Mezzanine, New York, NY 10017.

Effective immediately, the following replaces the section of the Prospectus entitled “Management of the Fund”:

The Adviser

The Fund has entered into an Interim Investment Advisory Agreement (“Interim Advisory Agreement”) with the Adviser, American Independence Financial Services, LLC (“AIFS”), under which the Adviser manages the Fund’s investments subject to the supervision of the Board of Trustees.  The Adviser is located at 335 Madison Avenue, Mezzanine, New York, NY 10017.  As of December 31, 2008, the Adviser had over $700 million in assets under management.  The Adviser provides portfolio management services for individuals, corporations and institutions, including other investment companies.  The Interim Advisory Agreement requires the Adviser to provide or pay the costs of all advisory and non-advisory services required to operate the Fund in exchange for a single unitary management fee.  This includes investment management and supervision; transfer agent and accounting services; fees for custody services; independent auditors and legal counsel; fees and expenses of officers, trustees and other personnel; rent; shareholder services; and other items incidental to corporate administration.  In addition, the Interim Investment Advisory Agreement requires the Adviser to pay all outstanding and unpaid Fund expenses incurred during the period of management of the Fund by Fusion Asset Management, LLC.  The Fund compensates the Adviser for its services at the annual rate of 1.90% of the Fund’s average daily net assets, payable on a monthly basis.

Subject to the general supervision of the Board of Trustees, the Adviser is responsible for managing the Fund in accordance with its investment objective and policies, making decisions with respect to, and also orders for, all purchases and sales of portfolio securities.  The Adviser also maintains related records for the Fund.

A discussion regarding the basis for the Trustees’ approval of the Interim Advisory Agreement will be available in the Fund’s next semi-annual report to shareholders.

Portfolio Managers

The Fund is co-managed by Mr. John J. Holmgren, Mr. Michael M. Holmgren and Mr. Frank X. Vallario (the “Portfolio Managers”).  The Portfolio Managers are responsible for the day-to-day management of the Fund’s portfolio.

Mr. John Holmgren joined AIFS in 2008 as Chief Investment Officer – Equities and is responsible for the oversight, development and implementation of equity strategies.  He previously was Chief Investment Officer and Chief Executive Officer of DSI International Management, Inc (“DSI”), which was acquired by UBS (Paine Webber) in 1999.  Mr. Holmgren was a Managing Director at UBS and sat on the various UBS Global AM and O’Connor Investment and Management Committees.  He worked closely with the other senior members of UBS Global AM leadership to ensure investment and logistical priorities were met. He began his financial markets career as a registered representative with Ascher Decision, a broker dealer (1983 to 1986).  From 1986 to 1988, he was a product developer and marketing representative for Decision Services, Inc., an independent economic and securities research firm.  In 1987, he was one of the original founders of DSI International Management.  From 1988 to 1997, he was the founder and President of DSC Data Services, Inc., an independent, quantitative research firm.

Mr. Michael Holmgren joined AIFS in 2008 and is responsible for the development and implementation of quantitative investment products.  He was Chief Operating Officer of DSI from 2005 -2007 and a member of the portfolio management team.  Mr. Holmgren was responsible for investment operations and portfolio implementation of the DSI business group within UBS Global AM.  DSI was a key provider of global quantitative risk controlled and long/short equity products within UBS Global Asset Management. He joined DSI International Management, Inc. in 1988 as an analyst to develop, operate and enhance the global equity databases and portfolio simulation processes.  Prior to joining DSI, he worked in product development at Decision Services, an independent economic and securities firm.

Mr. Frank Vallario joined AIFS as a Portfolio Manager in 2008.  Previously, he was a member of the portfolio management team for DSI, responsible for managing the group’s U.S. risk controlled and U.S. long/short equity products.  His other responsibilities included stock selection research, alternative portfolio construction, product development and performance attribution for the group’s global risk controlled and long/short equity products.  He began his career in 1995 in the capital markets division of PaineWebber, Inc.  In 1996, Mr. Vallario joined the asset management division’s Quantitative Investments Group as a portfolio manager.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed and ownership of securities in the Fund.

Effective immediately, the reference on the inside of the back cover of the Prospectus to Fusion Asset Management, LLC as the Investment Advisor should be deleted and replaced with American Independence Financial Services, LLC:

Investment Adviser
American Independence Financial Services, LLC
335 Madison Avenue, Mezzanine
New York, NY 10017

In addition, effective immediately, the Fund will no longer be using the website www.fusionmutualfunds.com.  All current references to materials available on the website are therefore removed.  You can obtain free copies of the Fund’s current prospectus, statement of additional information and annual or semi-annual reports, request other information or make general inquiries about the Fund by calling the Fund (toll-free) at (877) 600-7788, or by writing to: Fusion Global Long/Short Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701.

Please retain this supplement with your Prospectus

Supplement dated March 6, 2009
to the
Fusion Global Long/Short Fund (the “Fund”)
Statement of Additional Information (“SAI”)
dated December 29, 2008

Effective March 6, 2009, the Board of Trustees (the “Board”) of Trust for Professional Managers (the “Trust”) has terminated the Fund’s Investment Advisory Agreement with Fusion Asset Management, LLC.  Also effective March 6, 2009, the Trust has entered into on behalf of the Fund, an Interim Investment Advisory Agreement (“Interim Agreement”) with American Independence Financial Services, LLC (“American Independence”), under which American Independence will serve as the investment adviser to the Fund.  Pursuant to Rule 15a-4 under the Investment Company Act of 1940, as amended, the Interim Agreement’s term will extend only for so long as necessary to obtain the requisite vote of the shareholders of the Fund, as required by law and the Trust’s Declaration of Trust and By-laws, to approve a new investment advisory agreement, or a period of 150 days after March 6, 2009, whichever occurs first.

Effective immediately, all current references to Fusion Asset Management, LLC shall be deleted and all references to the “Adviser” in the SAI shall mean American Independence Financial Services, LLC.

Effective immediately, the following replaces the “Investment Adviser” and “Portfolio Managers” sections of the SAI entitled “Management of the Fund”:

Investment Adviser

As stated in the Prospectus, investment advisory services are provided to the Fund by American Independence Financial Services, LLC, located at 335 Madison Avenue, Mezzanine, New York, NY 10017, pursuant to an Interim Investment Advisory Agreement (the “Interim Advisory Agreement”).  Subject to such policies as the Board of Trustees may determine, the Adviser is ultimately responsible for investment decisions for the Fund.  Pursuant to the terms of the Interim Advisory Agreement, the Adviser provides the Fund with such investment advice and supervision, as it deems necessary for the proper supervision of the Fund’s investments.

The Interim Advisory Agreement is effective as an interim agreement as described in Rule 15a-4 under the 1940 Act commencing on March 6, 2009, and will continue in effect until the earlier of (i) 150 days after March 6, 2009, (ii) termination of the Interim Advisory Agreement for any reason by the Board of Trustees, or (iii) approval of a new investment advisory agreement by (1) the Board of Trustees, including a majority of the Trustees of the Trust who are not interested persons of the Trust (as defined in the 1940 Act), and (2) a vote of the majority of the outstanding shares of the Fund.  The Interim Advisory Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ written notice to the Adviser, and by the Adviser upon 60 days’ written notice to the Fund.  The Interim Advisory Agreement provides that the Adviser, under such agreement, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

The Interim Advisory Agreement requires the Adviser to provide or pay the costs of all advisory and non-advisory services required to operate the Fund, in exchange for a single unitary management fee.  In addition, the Interim Advisory Agreement requires the Adviser to pay all outstanding and unpaid Fund expenses incurred during the period of management of the Fund by Fusion Asset Management, LLC.  In consideration of the services provided by the Adviser pursuant to the Interim Advisory Agreement, the Adviser is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly, based on a rate equal to 1.90% of the Fund’s average daily net assets as specified in the Prospectus.  However, the Adviser may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis.

Portfolio Managers

As disclosed in the Prospectus, Mr. John J. Holmgren, Mr. Michael M. Holmgren and Mr. Frank X. Vallario are the co-portfolio managers (the “Portfolio Managers”) for the Fund and are jointly responsible for the day-to-day management of the Fund’s portfolio.

The following provides information regarding accounts managed by the Portfolio Managers as of February 28, 2009:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Registered Investment Companies	6	$145 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

The Adviser may also serve as the investment adviser to other accounts that have investment strategies that are similar to that of the Fund, which could create certain conflicts of interest with respect to timing and allocation of transactions.  All portfolio transactions will be implemented according to the Adviser’s trade allocation policies.  These policies, among other things, ensure that trades are allocated in a manner that fulfills the Adviser’s fiduciary duty to each advisory client and is fair and nondiscriminatory.

The Portfolio Managers’ compensation consists primarily of a fixed base salary and a discretionary cash bonus.  The bonus compensation will be reviewed annually and will be determined by a number of factors including, the relative investment performance of the Fund’s portfolio versus the benchmark upon which the Fund is compared, before taxes, for a one year period of time; the consistency of the Portfolio Manager’s performance, the total value of the assets managed by the Portfolio Managers, the profitability of the Adviser and the Portfolio Manager’s contribution to profitability and the trends in industry compensation and levels.

The Portfolio Managers also receive employee benefits, including, but not limited to, health care and other insurance benefits as well as participation in the Adviser’s 401(k) program.

The structure of the Portfolio Managers’ compensation may be modified from time to time to reflect, among other things, changes in responsibilities or the competitive environment.

As of February 28, 2009, the Portfolio Managers did not own any shares of the Fund.

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In addition, the disclosure in the section entitled “Management of the Fund – Board of Trustees” beginning on page B-17 is amended as set forth in the excerpt of the table showing the Interested Trustee and Officers of the Fund to reflect the recent appointment of Ms. Kristin M. Cuene as Chief Compliance Officer of the Trust by the Board of Trustees:

Management of the Fund

(Table excerpted.)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation During the Past Five Years	Other Directorships Held by Trustee
Interested Trustee and Officers
Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Age: 46	Chairperson, President and Trustee	Indefinite Term; Since August 22, 2001	23	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-present).	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with two portfolios).
John Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 51	Vice President, Treasurer and Principal Accounting Officer	Indefinite Term, Since January 10, 2008 (Vice President); Since September 10, 2008 (Treasurer)	N/A	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2004-Present); Mutual Fund Administrator, United Missouri Bank (2000-2004)	N/A
Kristin M. Cuene 615 E. Michigan St. Milwaukee, WI 53202 Age: 40+	Chief Compliance Officer	Indefinite Term; Since January 23, 2009	N/A	Attorney, Compliance Officer, U.S. Bancorp Fund Services, LLC (2008-Present); Attorney, Investment Management, Quarles & Brady, LLP (2007-2008); Student, University of Pennsylvania (2004-2007).	N/A
Rachel A. Spearo 615 E. Michigan St. Milwaukee, WI 53202 Age: 29	Secretary	Indefinite Term; Since November 15, 2005	N/A	Counsel, U.S. Bancorp Fund Services, LLC (September 2004-present).	N/A
* Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

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In addition, effective immediately, the Fund will no longer be using the website www.fusionmutualfunds.com.  All current references to materials available on the website are therefore removed.  You can obtain free copies of the Fund’s current prospectus, statement of additional information and annual or semi-annual reports, request other information or make general inquiries about the Fund by calling the Fund (toll-free) at (877) 600-7788, or by writing to: Fusion Global Long/Short Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701.

Please retain this supplement with your Statement of Additional Information

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